SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 22, 2003
Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10435 Downsville Pike Hagerstown, Maryland (Address of principal executive of offices)	21740-1766 (Zip code)

Registrants telephone number including area code: (301) 790-3400

N/A (Former Name or former address if changed since last report)

2
Item 1-6.	Not applicable
Item 7.	Exhibit. The following exhibit is filed herewith:

     Exhibit 99.1

     Press Release Issued by Allegheny Energy, Inc. on May 22, 2003
     announcing that Bruce E. Walenczyk, Senior Vice President and Chief
     Financial Officer, will retire June 1, 2003 under the Company's Early
     Retirement Option program. Regis F. Binder, Vice President and
     Treasurer, has been named Interim Chief Financial Officer.

Item 8.	Not applicable.
Item 9.

     Regulation FD Disclosure

     The information in this report, including the exhibit, is being furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of
     Section 18 of the Securities Exchange Act of 1934.

     Allegheny Energy, Inc. announced on May 22, 2003 that Bruce E.
     Walenczyk, Senior Vice President and Chief Financial Officer, will retire June 1, 2003 under the Company's Early Retirement Option program. Regis F. Binder, Vice President and Treasurer, has been named Interim Chief Financial Officer.

Item 10-12.	Not applicable.

3 SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.
By: /s/ Thomas K. Henderson Name: Thomas K. Henderson Title: Vice President and General Counsel

DATED: May 23, 2003

4 EXHIBIT INDEX
Exhibit Number Description

99.1                              Press Release Issued by Allegheny Energy, Inc. on May 22, 2003
                                     announcing that Bruce E. Walenczyk, Senior Vice President and
                                     Chief Financial Officer, will retire June 1, 2003 under the Company's
                                     Early Retirement Option program. Regis F. Binder, Vice President and Treasurer, has been named Interim Chief Financial Officer.